Exhibit 10.6

INDEMNIFICATION AGREEMENT

This Indemnification Agreement is dated as of [________], 2026 (this “Agreement”) and is between Jersey Mike’s Subs Inc., a Delaware corporation (the “Company”), and the undersigned director/officer of the Company (the “Indemnitee”).

Background

The Company believes that, in order to attract and retain highly competent persons to serve as directors or in other capacities, including as officers, it must provide such persons with adequate protection through indemnification against the risks of claims and actions against them arising out of their services to and activities on behalf of the Company.

The Company desires and has requested the Indemnitee to serve, or to continue to serve, as a director and/or officer of the Company and, in order to induce the Indemnitee to serve, or to continue to serve, in such capacity, the Company is willing to grant the Indemnitee the indemnification provided for herein. The Indemnitee is willing to so serve, or to continue to serve, on the basis that such indemnification be provided.

The parties by this Agreement desire to set forth their agreement regarding indemnification and the advancement of expenses.

In consideration of the Indemnitee’s service to the Company and the covenants and agreements set forth below, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Indemnification. To the fullest extent permitted by applicable law:

(a)
The Company shall indemnify the Indemnitee if the Indemnitee was or is made or is threatened to be made a party to, or is otherwise involved in, as a witness or otherwise, any threatened, pending or completed action, suit or proceeding (brought in the right of the Company or otherwise), whether civil, criminal, administrative or investigative and whether formal or informal, including any and all appeals, by reason of the fact that the Indemnitee is or was or has agreed to serve as a director or officer of the Company, or while serving as a director or officer of the Company, is or was serving or has agreed to serve at the request of the Company as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, fiduciary, partner or manager or similar capacity) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted by the Indemnitee in any such capacity.
(b)
Subject to Section 6, the indemnification provided by this Section 1 shall be from and against all loss and liability suffered and expenses (including attorneys’ fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of the Indemnitee in connection with such action, suit or proceeding, including any appeals (collectively, “Losses”).

Section 2. Advancement of Expenses. To the fullest extent permitted by applicable law, but subject to the terms of this Agreement and following notice pursuant to Section 3(a) below, expenses (including attorneys’ fees and expenses) incurred by the Indemnitee in appearing at, participating in or defending, or otherwise arising out of or related to, any action, suit or proceeding described in Section 1(a) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, or in connection with any action, suit or proceeding brought to establish or enforce a right to indemnification or advancement of expenses pursuant to Section 3 (an “advancement of expenses”), within 30 days after receipt by the Company of a statement or statements from the Indemnitee requesting such advancement of expenses from time to time; provided that such 30-day period may be extended for a reasonable time, not to exceed an additional 30 days, if the person or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating of documentation or information relating thereto. The Indemnitee hereby undertakes to repay any amounts so advanced (without interest) to the extent that it is ultimately determined by final judicial decision from which there is no further right to appeal (a “final adjudication”) that the Indemnitee is not entitled to be indemnified or entitled to advancement of expenses under this Agreement. No other form of undertaking shall be required of the Indemnitee other than the execution of this Agreement. This Section 2 shall be subject to Section 3(b) and shall not apply to any claim made by the Indemnitee for which indemnity is excluded pursuant to Section 6.

Section 3. Procedure for Indemnification; Notification and Defense of Claim.

(a)
Promptly after receipt by the Indemnitee of notice of the commencement of any action, suit or proceeding, the Indemnitee shall, if any indemnification, advancement or other claim in respect thereof is to be sought from or made against the Company hereunder, notify the Company in writing of the commencement thereof. The failure to promptly notify the Company of the commencement of any action, suit or proceeding, or of the Indemnitee’s request for indemnification, advancement or other claims shall not relieve the Company from any liability that it may have to the Indemnitee hereunder and shall not constitute a waiver or release by the Indemnitee of any rights hereunder or otherwise, except to the extent the Company is actually and materially prejudiced in its defense of such action, suit or proceeding as a result of such failure. To submit a request for indemnification under Section 1, the Indemnitee shall submit to the Company a written request therefor. Any notice by the Indemnitee under this Section 3 should include such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to enable the Company to determine whether and to what extent the Indemnitee is entitled to indemnification.
(b)
With respect to any action, suit or proceeding of which the Company is so notified as provided in this Agreement, the Company shall, subject to the last two sentences of this Section 3(b), be entitled to assume the defense of such action, suit or proceeding, with counsel reasonably acceptable to the Indemnitee, upon the delivery to the Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any subsequently incurred fees of separate counsel engaged by the Indemnitee with respect to the same action, suit or proceeding unless the employment of separate counsel by the Indemnitee has been previously authorized in writing by the Company. Notwithstanding the foregoing, if the Indemnitee, based on the advice of his or her counsel, shall have reasonably concluded (with written notice being given to the Company setting forth the basis for such conclusion) that, in the conduct of any such defense, there is or is reasonably likely to be a conflict of interest or position between the Company and the Indemnitee with respect to a significant issue, then the Company will not be entitled, without the written consent of the Indemnitee, to assume such defense. In addition, the Company will not be entitled, without the written consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Company.
(c)
The determination whether to grant the Indemnitee’s indemnification request shall be made promptly and in any event within 30 days following the Company’s receipt of a request for indemnification in accordance with Section 3(a). If the determination of whether to grant the Indemnitee’s indemnification request shall not have been made within such 30-day period, the requisite determination of entitlement to indemnification shall, subject to Section 6, to the fullest extent not prohibited by law, nonetheless be deemed to have been made and the Indemnitee shall be entitled to such indemnification, absent (i) an intentional misstatement by the Indemnitee of a material fact, or an intentional omission of a material fact necessary to make the Indemnitee’s statement not misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 30-day period may be extended for a reasonable time, not to exceed an additional 30 days, if the person or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating of documentation or information relating thereto.
(d)
In the event that (i) the Company determines in accordance with this Section 3 that the Indemnitee is not entitled to indemnification under this Agreement, (ii) the Company denies a request for indemnification, in whole or in part, or fails to respond or make a determination of entitlement to indemnification within 30 days following receipt of a request for indemnification as described above, (iii) payment of indemnification is not made within such 30-day period (as it may be extended), (iv) advancement of expenses is not timely made in accordance with Section 2 or (v) the Company or any other person takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from, the Indemnitee the benefits provided or intended to be provided to the Indemnitee hereunder, the Indemnitee shall be entitled to an adjudication in any court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses, as applicable. The Indemnitee’s expenses (including attorneys’ fees and expenses) incurred in connection with successfully establishing the Indemnitee’s right to indemnification or advancement of expenses, in whole or in part, in any such proceeding or otherwise shall also be indemnified by the Company to the fullest extent permitted by applicable law.
(e)
The Indemnitee shall be presumed to be entitled to indemnification and advancement of expenses under this Agreement upon submission of a request therefor in accordance with Section 2 or Section 3, as the case may be. The Company shall have the burden of proof in overcoming such presumption, and such presumption shall be used as a basis for a determination of entitlement to indemnification and advancement of expenses unless the Company overcomes such presumption by clear and convincing evidence. For purposes of this Agreement, to the fullest extent permitted by applicable law, the Indemnitee shall be deemed to have acted in good faith if the Indemnitee’s action is based on the records or books of account of the Company, including financial statements, or on information supplied to the Indemnitee by the officers, employees or committees of the Board of Directors of the Company (the “Board of Directors”), or on the advice of legal counsel or other advisors (including financial advisors and accountants) for the Company or on information or records given in reports made to the Company by an independent certified public accountant or by an appraiser or other expert or advisor selected by the Company, and the knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Company or relevant enterprises will not be imputed to the Indemnitee in a manner that limits or otherwise adversely affects the Indemnitee’s rights hereunder.

Section 4. Insurance and Subrogation.

(a)
The Company shall use its reasonable best efforts to purchase and maintain a policy or policies of directors’ and officers’ liability insurance (“D&O Insurance”) with reputable insurance companies, providing the Indemnitee with coverage for any liability asserted against, and incurred by, the Indemnitee or on the Indemnitee’s behalf by reason of the fact that the Indemnitee is or was or has agreed to serve as a director or officer of the Company, or while serving as a director or officer of the Company, is or was serving or has agreed to serve at the request of the Company as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, fiduciary, partner or manager or similar capacity) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, or arising out of the Indemnitee’s status as such, whether or not the Company would have the power to indemnify the Indemnitee against such liability under the provisions of this Agreement.
(b)
Notwithstanding any other provisions of this Agreement to the contrary, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that: (i) such insurance is not reasonably available; (ii) the premium costs for such insurance are disproportionate to the amount of coverage provided; (iii) the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit; (iv) the Company is to be acquired and a tail policy of reasonable terms and duration is purchased for pre-closing acts or omissions by the Indemnitee; or (v) the Company is to be acquired and D&O Insurance, with substantially the same terms and conditions as the D&O Insurance in place prior to such acquisition, will be maintained by the acquirer that covers pre-closing acts and omissions by the Indemnitee.
(c)
In all policies of D&O Insurance, the Indemnitee shall qualify as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured (i) of the Company’s independent directors (as defined by the insurer) if the Indemnitee is such an independent director; (ii) of the Company’s non-independent directors if the Indemnitee is not an independent director; or (iii) of the Company’s officers if the Indemnitee is an officer of the Company. If the Company has D&O Insurance in effect at the time the Company receives from the Indemnitee any notice of the commencement of an action, suit or proceeding, the Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the policy. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policy.
(d)
Subject to Section 15, in the event of any payment by the Company under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee with respect to any D&O Insurance maintained by the Company. The Indemnitee shall execute all papers required and take all reasonable action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights in accordance with the terms of such D&O Insurance. The Company shall pay or reimburse all expenses actually and reasonably incurred by the Indemnitee in connection with such subrogation.
(e)
Subject to Section 15, the Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder (including, but not limited to, judgments, fines and amounts paid in settlement, and excise taxes or penalties relating to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) if and to the extent that the Indemnitee has otherwise actually received such payment under this Agreement or any insurance policy, contract, agreement or otherwise.

Section 5. Certain Definitions. For purposes of this Agreement, the following definitions shall apply:

(a)
The term “action, suit or proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed claim, counterclaim, cross claim, action, suit, arbitration, alternative dispute mechanism or proceeding, whether civil, criminal, administrative or investigative.
(b)
The term “by reason of the fact that the Indemnitee is or was or has agreed to serve as a director or officer of the Company, or while serving as a director or officer of the Company, is or was serving or has agreed to serve at the request of the Company as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, fiduciary, partner or manager or similar capacity) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise” shall be broadly construed and shall include, without limitation, any actual or alleged act or omission to act.
(c)
The term “disinterested director” shall mean a director of the Company who is not and was not a party to the action, suit or proceeding in respect of which indemnification is sought by the Indemnitee.
(d)
The term “expenses” shall be broadly construed and shall include, without limitation, all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys’ fees and expenses and related disbursements, appeal bonds, other out-of-pocket costs, retainers, court costs, transcript costs, fees of experts and other professionals, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement, ERISA excise taxes and penalties and reasonable compensation for time spent by the Indemnitee for which the Indemnitee is not otherwise compensated by the Company or any third party), actually and reasonably incurred by the Indemnitee.
(e)
in connection with either the investigation, defense or appeal of an action, suit or proceeding or establishing or enforcing a right to indemnification under this Agreement or otherwise incurred in connection with a claim that is indemnifiable hereunder.
(f)
The term “judgments, fines and amounts paid in settlement” shall be broadly construed and shall include, without limitation, all direct and indirect payments of any type or nature whatsoever, as well as any penalties or excise taxes assessed on a person with respect to an employee benefit plan.

Section 6. Limitation on Indemnification. Notwithstanding any provision of this Agreement to the contrary, the Company shall not be obligated pursuant to this Agreement:

(a)
Proceedings Initiated by the Indemnitee. To indemnify or advance expenses to the Indemnitee with respect to an action, suit or proceeding (or part thereof) initiated voluntarily by the Indemnitee, except with respect to any compulsory counterclaim brought by the Indemnitee, unless (i) such indemnification is expressly required to be made by law, (ii) such action, suit or proceeding (or part thereof) was authorized or consented to by the Board of Directors, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under applicable law or (iv) such action, suit or proceeding is brought to establish or enforce a right to indemnification or advancement of expenses under this Agreement.
(b)
Action for Indemnification. To indemnify the Indemnitee for any expenses incurred by the Indemnitee with respect to any action, suit or proceeding instituted by the Indemnitee to enforce or interpret this Agreement, unless the Indemnitee is successful in such action, suit or proceeding in establishing the Indemnitee’s right, in whole or in part, to indemnification or advancement of expenses hereunder (in which case such indemnification or advancement shall be to the fullest extent permitted by applicable law), or unless and to the extent that the court in such action, suit or proceeding shall determine that, despite the Indemnitee’s failure to establish his or her right to indemnification, the Indemnitee is entitled to indemnification for such expenses; provided, however, that nothing in this Section 6(b) is intended to limit the Company’s obligations with respect to the advancement of expenses to the Indemnitee in connection with any such action, suit or proceeding instituted by the Indemnitee to enforce or interpret this Agreement, as provided in Section 2.
(c)
Actions Based on Federal Statutes Regarding Profit Recovery, Return of Bonus Payments, and Reimbursement Under Clawback Policies. To indemnify the Indemnitee on account of (i) any suit in which judgment is rendered against the Indemnitee for disgorgement of profits made from the purchase or sale by the Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) any reimbursement of the Company by the Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by the Indemnitee from the sale of securities of the Company, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Company pursuant to

Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by the Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act), or (iii) any reimbursement of the Company by the Indemnitee of any compensation pursuant to any compensation recoupment or clawback policy adopted by the Board of Directors or the compensation committee of the Board of Directors, including but not limited to, any such policy adopted to comply with stock exchange listing requirements implementing Section 10D of the Exchange Act (any such policy, a “Clawback Policy”). In furtherance of this Section 6(c), the Indemnitee hereby agrees to abide by the terms of any Clawback Policy, including, without limitation, by returning any compensation to the Company to the extent required by, and in a manner permitted by, such Clawback Policy, and hereby understands and agrees that the Indemnitee shall not be entitled to any (x) indemnification for any liability (including any amounts owed by the Indemnitee in a judgment or settlement of any proceeding relating to such Clawback Policy (a “Clawback Proceeding”) or loss (including judgments, fines, taxes, penalties or amounts paid in settlement by or on behalf of the Indemnitee) incurred by the Indemnitee in connection with any Clawback Proceeding or (y) indemnification or advancement of expenses (including attorneys’ fees and expenses) from the Company and or any subsidiary of the Company incurred by the Indemnitee in connection with any Clawback Proceeding; provided, however, if the Indemnitee is successful on the merits in the defense of any claim asserted against the Indemnitee in a Clawback Proceeding, the Indemnitee shall be indemnified for the expenses (including attorneys’ fees and expenses) the Indemnitee reasonably incurred to defend such claim. The Indemnitee hereby knowingly, voluntarily and intentionally waives, and agrees not to assert any claim regarding, all indemnification, advancement of expenses and other rights to which the Indemnitee is now or becomes entitled to under this Agreement, the Company’s certificate of incorporation and bylaws, the governing documents of each subsidiary of the Company, and the General Corporation Law of the State of Delaware (the “DGCL”), in each case to the extent such waiver and agreement is necessary to give effect to the preceding sentence of this paragraph. The Indemnitee agrees and acknowledges that the compensation the Indemnitee has or will receive from the Company or any of its subsidiaries constitutes fair and adequate consideration in exchange for the waiver and agreement provided by the Indemnitee in this paragraph.
(d)
Fraud or Willful Misconduct. To indemnify the Indemnitee on account of conduct by the Indemnitee where such conduct has been determined by a final (not interlocutory) judgment or other adjudication of a court or arbitration or administrative body of competent jurisdiction as to which there is no further right or option of appeal, or the time within which an appeal must be filed has expired without such filing, to have been knowingly fraudulent or to constitute willful misconduct.
(e)
Prohibited by Law. To indemnify or advance expenses to the Indemnitee in any circumstance where such indemnification or advancement has been determined by a final (not interlocutory) judgment or other adjudication of a court or arbitration or administrative body of competent jurisdiction as to which there is no further right or option of appeal, or the time within which an appeal must be filed has expired without such filing having been made, to be prohibited by law.

Section 7. Change in Control

(a)
The Company agrees that if there is a change in control of the Company, then with respect to all matters thereafter arising concerning the rights of the Indemnitee to indemnification and advancement of expenses under this Agreement, any other agreement or the Company’s certificate of incorporation or bylaws now or hereafter in effect, the Company shall seek legal advice only from independent counsel selected by the Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Upon failure of the Company so to select such independent counsel or upon failure of the Indemnitee so to approve, such independent counsel shall be selected upon application to a court of competent jurisdiction. In addition, upon written request by the Indemnitee for indemnification pursuant to Section 1 or Section 3(a), a determination, if required by applicable law, with respect to the Indemnitee’s entitlement thereto shall be made by such independent counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee. The Company agrees to pay the reasonable fees of the independent counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys’ fees and expenses), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.
(b)
For purposes of this Section 7, the following definitions shall apply:

(i) A “change in control” shall be deemed to occur upon the earliest to occur after the date of this Agreement of any of the following: (A) any person or group, within the meaning of Section 13(d)(3) of the Exchange Act (other than our Principal Stockholders (as defined in the Company’s Registration Statement on Form S-1 (File No. 333-297228)), or their respective affiliates or any subset thereof), obtains ownership, directly or indirectly, of (x) more than 50% of the total voting power of the outstanding capital stock of the Company or applicable successor entity (including any securities convertible into, or exercisable or exchangeable for such capital stock) or (y) all or substantially all of the assets of the Company and its Subsidiaries on a consolidated basis; (B) during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Sections 7(b)(i)(A), 7(b)(i)(C) or 7(b)(i)(D) or a director whose initial nomination for, or assumption of office as, a member of the Board of Directors occurs as a result of an actual or threatened solicitation of proxies or consents for election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the Board of Directors) whose election by the Board of the Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members of the Board of Directors; (C) the effective date of a merger or consolidation of the Company with any other entity, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation and with the power to elect at least a majority of the board of directors or other governing body of such surviving entity; and (D) the approval by the stockholders of the Company of a complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets. For purposes of this Section 7(b)(i) only, “person” shall have the meaning as set forth in Sections 13(d) and 14(d) of the Exchange Act; provided, however, that “person” shall exclude (a) the Company, (b) any trustee or other fiduciary holding securities under an employee benefit plan of the Company and (c) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(ii) The term “independent counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (A) the Company or the Indemnitee in any matter material to either such party or (B) any other party to the action, suit or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “independent counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee’s rights under this Agreement.

(iii) The term “Subsidiary” means, with respect to the Company (or an applicable successor entity), any corporation, partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing persons or bodies thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof, or (ii) if a partnership, limited liability company, trust, association or other business entity, a majority of the partnership, limited liability company or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof. For purposes hereof, the Company or its applicable Subsidiary shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if the Company or such applicable Subsidiary shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing director, managing member, manager or general partner of such partnership, limited liability company, association or other business entity.

Section 8. Certain Settlement Provisions. The Company shall have no obligation to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any action, suit or proceeding without the Company’s prior written consent. The Company shall not settle any action, suit or proceeding in any manner that would attribute to the Indemnitee any admission of wrongdoing or liability or that would impose any fine or other obligation or restriction on the Indemnitee without the Indemnitee’s prior written consent. Neither the Company nor the Indemnitee will unreasonably withhold his, her or its consent to any proposed settlement.

Section 9. Savings Clause. If any provision or provisions (or portion thereof) of this Agreement shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify the Indemnitee if the Indemnitee was or is made or is threatened to be made a party or is otherwise involved in (including as a witness) any threatened, pending or completed action, suit or proceeding (brought in the right of the Company or otherwise), whether civil, criminal, administrative or investigative and whether formal or informal, including any and all appeals, by reason of the fact that the Indemnitee is or was or has agreed to serve as a director or officer of the Company, or while serving as a director or officer of the Company, is or was serving or has agreed to serve at the request of the Company as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, fiduciary, partner or manager or similar capacity) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted by the Indemnitee in any such capacity, from and against all Losses suffered by, or incurred by or on behalf of, the Indemnitee in connection with such action, suit or proceeding, including any appeals, to the fullest extent permitted by any applicable portion of this Agreement that shall not have been invalidated.

Section 10. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for herein is held by a court of competent jurisdiction to be unavailable to the Indemnitee in whole or in part, it is agreed that, in such event, the Company shall, to the fullest extent permitted by law, contribute to the payment of all Losses suffered by, or incurred by or on behalf of, the Indemnitee in connection with any action, suit or proceeding, including any appeals, in an amount that is just and equitable in the circumstances in order to reflect (i) the relative benefits received by the Company and the Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such actions, suit or proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and the Indemnitee in connection with such event(s) and/or transaction(s); provided that, without limiting the generality of the foregoing, such contribution shall not be required where such holding by the court is due to any limitation on indemnification set forth in Section 4(d), Section 6 or Section 8.

Section 11. Form and Delivery of Communications. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered by hand, upon receipt by the party to whom said notice or other communication shall have been directed, (b) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, (c) mailed by reputable overnight courier, one day after deposit with such courier and with written verification of receipt, or (d) sent by email or facsimile transmission, with receipt of oral confirmation that such transmission has been received. Notice to the Company shall be directed to Scott McLester, General Counsel, email: [email address]. Notice to the Indemnitee shall be directed to the Indemnitee’s contact information on file with the Company.

Section 12. Nonexclusivity. The provisions for indemnification to or the advancement of expenses and costs to the Indemnitee under this Agreement shall not limit or restrict in any way the power of the Company to indemnify or advance expenses to the Indemnitee in any other way permitted by law or be deemed exclusive of, or invalidate, any right to which any indemnitee seeking indemnification or advancement of expenses may be entitled under any law, the Company’s certificate of incorporation or bylaws, other agreements or arrangements, vote of stockholders or disinterested directors or otherwise, both as to action in the Indemnitee’s capacity as an officer, director, employee or agent of the Company and as to action in any other capacity. The Indemnitee’s rights hereunder shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.

Section 13. Defenses. In (i) any action, suit or proceeding brought by the Indemnitee to enforce a right to indemnification hereunder (but not in an action, suit or proceeding brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any action, suit or proceeding brought by the Company to recover an advancement of expenses pursuant to the terms of an undertaking by the Indemnitee pursuant to Section 2, the Company shall be entitled to recover such expenses upon a final adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in applicable law. Neither the failure of the Company (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or the Company’s stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in applicable law, nor an actual determination by the Company (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or the Company’s stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit.

Section 14. No Construction as Employment Agreement. Nothing contained herein shall be construed as giving the Indemnitee any right to be retained as a director or officer of the Company or in the employ of the Company or any other entity. For the avoidance of doubt, the indemnification and advancement of expenses provided under this Agreement shall continue as to the Indemnitee even though he or she may have ceased to be a director, officer, employee or agent of the Company.

Section 15. Jointly Indemnifiable Claims.

(a)
Given that certain jointly indemnifiable claims may arise due to the service of the Indemnitee as a director and/or officer of the Company at the request of Indemnitee-related entities (as defined below), the Company acknowledges and agrees that the Company shall be fully and primarily responsible for payments to the Indemnitee in respect of indemnification or advancement of expenses in connection with any such jointly indemnifiable claims pursuant to and in accordance with the terms of this Agreement, irrespective of any right of recovery the Indemnitee may have from Indemnitee-related entities. Under no circumstance shall the Company be entitled to any right of subrogation or contribution by Indemnitee-related entities, and no right of advancement or recovery the Indemnitee may have from Indemnitee-related entities shall reduce or otherwise alter the rights of the Indemnitee or the obligations of the Company hereunder. In the event that any of Indemnitee-related entities shall make any payment to the Indemnitee in respect of indemnification or advancement of expenses with respect to any jointly indemnifiable claim, Indemnitee-related entity making such payment shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee against the Company, and the Indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable Indemnitee-related entities effectively to bring suit to enforce such rights. The Company and the Indemnitee agree that each of Indemnitee-related entities shall be third-party beneficiaries with respect to this Section 15(a) and entitled to enforce this Section 15(a) as though each such Indemnitee-related entity were a party to this Agreement.

(b)
For purposes of this Section 15, the following terms shall have the following meanings:

(i) The term “Indemnitee-related entities” means any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than the Company or any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise the Indemnitee has agreed, on behalf of the Company or at the Company’s request, to serve as a director, officer, employee or agent and which service is covered by the indemnity described in this Agreement) from whom the Indemnitee may be entitled to indemnification or advancement of expenses with respect to which, in whole or in part, the Company may also have an indemnification or advancement obligation (other than as a result of obligations under an insurance policy).

(ii) The term “jointly indemnifiable claims” shall be broadly construed and shall include, without limitation, any action, suit or proceeding for which the Indemnitee shall be entitled to indemnification or advancement of expenses from both the Company and any Indemnitee-related entity pursuant to the DGCL, any agreement or the certificate of incorporation, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or comparable organizational documents of the Company or Indemnitee-related entities, as applicable.

Section 16. Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide, in each instance, indemnification and advancement of expenses to the Indemnitee to the fullest extent permitted by law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than applicable law permitted the Company to provide prior to such amendment). Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import.

Section 17. Entire Agreement. This Agreement and the documents expressly referred to herein constitute the entire agreement between the parties hereto with respect to the matters covered hereby, and any other prior or contemporaneous oral or written understandings or agreements with respect to the matters covered hereby are expressly superseded by this Agreement.

Section 18. Modification and Waiver. No supplement, modification, waiver or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver. For the avoidance of doubt, (a) this Agreement may not be modified or terminated by the Company without the Indemnitee’s prior written consent; (b) no amendment, alteration or interpretation of the Company’s certificate of incorporation or bylaws or any other agreement or arrangement shall limit or otherwise adversely affect the rights provided to the Indemnitee under this Agreement and (c) a right to indemnification or to advancement of expenses arising under a provision of the Company’s certificate of incorporation or bylaws or this Agreement shall not be eliminated or impaired by an amendment to such provision after the occurrence of the act or omission that is the subject of the action, suit or proceeding for which indemnification or advancement of expenses is sought.

Section 19. Successor and Assigns. All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, by written agreement in form and substance reasonably satisfactory to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

Section 20. Service of Process and Venue. The Company and the Indemnitee hereby irrevocably and unconditionally (a) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought in the Chancery Court of the State of Delaware (the “Delaware Court”), (b) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (c) appoint, to the extent such party is not otherwise subject to service of process in the State of Delaware, The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware, 19801, as its agent in the State of Delaware for acceptance of legal process in connection with any such action or proceeding against such party with the same legal force and validity as if served upon such party personally within the State of Delaware, (d) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court and (e) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.

Section 21. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. If, notwithstanding the foregoing, a court of competent jurisdiction shall make a final determination that the provisions of the law of any state other than Delaware govern indemnification by the Company of the Indemnitee, then the indemnification provided under this Agreement shall in all instances be enforceable to the fullest extent permitted under such law, notwithstanding any provision of this Agreement to the contrary.

Section 22. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument, notwithstanding that both parties are not signatories to the original or same counterpart.

Section 23. Headings and Section References. The section and subsection headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Unless the context otherwise requires, any reference to a “Section” or “paragraph” refers to a Section or paragraph, as the case may be, of this Agreement.

Section 24. Electronic Signatures. This Agreement may be signed by electronic signature and electronic transmission, including via DocuSign or other similar method, and this method of signature is as conclusive of an intention to be bound by this Agreement as if signed by a party’s manuscript signature.

[Signature Page Follows]

This Agreement has been duly executed and delivered to be effective as of the date first written above.

JERSEY MIKE’S SUBS INC.

By:
Name:
Title:

INDEMNITEE

Name: